CAPSTONE JAPAN FUND
================================================================================
Dear Shareholder:

We are pleased to present this semi-annual report on the Capstone Japan Fund for the six months ended April 30, 2000. The Fund's net asset value ("NAV") at April 30, 2000 was US $ 7.24 per share compared to US $ 6.88 per share on October 31, 1999.

                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy is to seek a diversified portfolio of stocks of mostly larger-cap companies that provide current income through dividends, trade at comparatively low price/earnings multiples, have a below average price-to-book ratio, and/or have potential for long-term capital appreciation. This includes a focus on American Depository Receipts because they can provide an efficient currency exchange management for a US dollar fund and greater liquidity.

The most relevant index against which to compare the Fund's performance is the TOPIX that comprises all the stocks currently listed on the first section of the Tokyo Stock Exchange. During the six months ended April 30, 2000, the TOPIX increased by 5.43% in Japanese yen and by 3.83% in $US. For the same period, the Fund's total US dollar return was 5.23%. In analyzing comparisons of performance to the TOPIX, the reader should remember an index does not reflect any cash positions, brokerage costs or administrative or management fees incurred by the Fund or individual investor. The yen/Dollar exchange rate was 106.42 yen/$ on April 30, 2000 versus 104.8 yen/$ on October 31, 1999.

                             JAPAN MARKET OVERVIEW

Japan's stock markets have seen a lot of movement, both up and down, since the beginning of the year, owing largely to the sharp declines in US stocks and the changes in stocks comprising the Nikkei Average. The TOPIX fell from the 1,700s at the beginning of the year to the 1,500s in May, after US stock markets plummeted. The Nikkei Average dropped from the 19,000s to the 16,000s for the same period, largely because of the change in its constituent stocks. It was the first change in 10 years and the largest change in the index's history. The share prices of the 30 stocks to be newly included in the index rose to such an extent that if the index had not been adjusted it would have gained 2,000 Yen following their inclusion. However, the Nikkei Average was adjusted in order to ensure that it did not fluctuate sharply following its reconfiguration, so in effect the index was depressed by 2,000 Yen as a result of the change in its constituent stocks. Despite the fact that the Nikkei 225 has fallen to its lowest level since the beginning of the calendar year, a more long-term view of past performance shows us that Tokyo market has actually risen by a greater degree in the recent past than all of the other major markets.

There is little net buying by overseas investors at the moment, and the inflow of funds into equity mutual funds following the redemption of a large amount of postal savings accounts has not been as large as some expected, partly because of the turmoil in the market in recent months. However, from looking at market fundamentals, there are reasons to be optimistic about the market. Manufacturing industry earnings growth in FY00 should be around 5% higher than current predictions. (The forecast is for 20% growth in recurring profits). January - March GDP figures are predicted to show annualized growth of around 10% because of the improvement in consumer demand. There has been a clear recovery in capital investment, particularly in the IT industry. On the monetary front, short-term and long-term interest rates remain close to zero. The Bank of Japan will maintain its zero interest rate policy until there are signs of a recovery in consumer spending or until the yen has strengthened to an unacceptable level. The Bank of Japan is determined not to let the yen strengthen beyond 100 yen/ dollar. Meanwhile, further US rate hikes are widely expected, and this, together with the threat of currency intervention, should keep the exchange rate around 102-112 yen to a dollar.

                        OVERVIEW OF THE JAPANESE ECONOMY

The Japanese economy is still reliant on government support, and its economy is weaker than European and US economies. The US equity market has been supported by strong domestic demand and a strong dollar, while the European equity markets are being supported by the weak Euro and resulting strong external demand. By contrast, the Japanese economy is still apparently managing a self-sustained recovery. Moreover, the Japanese economy's heavy reliance on fiscal spending makes the market even more sensitive to its government's credibility.

                                                             CAPSTONE JAPAN FUND
================================================================================

Recent economic trends in Japan reveal that the Japanese economy has not yet broken free from the severe situation, as the recovery of aggregate demand remains weak. Personal consumption remains broadly flat due to sluggish income. The employment situation remains severe, with the unemployment ratio staying at its highest level. Housing investment is decreasing from the high level seen at the beginning of the year, but condominium construction is relatively bullish. The decrease in investment in plant and equipment is coming to an end. Corporations, especially those in the manufacturing sector, have become more positive toward investments, and industrial production continues to gradually increase. Exports, especially those to Asia, are increasing. The government aims to realize a smooth pass toward a full-scale recovery from public to private demand and to establish a new solid foundation for economic development in the 21st century.

We view the Japanese market as a buy because outsiders have focused too much on the government's slow and ineffective changes without factoring in the underlying positive impacts resulting from the restructuring of Japanese entrepreneurs and more established businesses. The easier access of Japanese investors to global equities through the NASDAQ and other programs will only serve to accelerate the changes.

If you have any questions, please feel free to contact us. We thank you for your continued support.

Sincerely,

/s/ Robert W. Scharar


Robert W. Scharar
President and Portfolio Manager

TOPIX is an unmanaged index including all the stocks currently listed in the Tokyo Stock Exchange First Section (over 90% of all equity securities traded n the Tokyo Stock Exchange) weighted by market capitalization. Index returns are calculated monthly and assume reinvestment of dividends. Unlike Fund returns, TOPIX returns do not reflect deduction of any fees or expenses.


CAPSTONE JAPAN FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
==========================================================================================================================
                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
COMMON STOCKS (94.01%)                                                    SHARES         (NOTE 1-A)                 ASSETS
                                                                         -------        ------------              --------
AUTOMOTIVE (4.03%)
Bridgestone Corporation - ADR                                                550         $  119,342                  2.16%
Honda Motor Corporation - ADR                                                600             53,100                  0.96%
Toyota Motor Corporation - ADR                                               500             49,969                  0.91%
                                                                                           ---------                 -----
                                                                                            222,411                  4.03%


AUDIO/ VIDEO EQUIPMENT (0.82%)
SONY Corporation - ADR #                                                     200             45,125                  0.82%


CONSTRUCTION (1.93%)
Daiwa House Industry Co., Limited - ADR                                    1,600            106,596                  1.93%


COMMUNICATIONS EQUIPMENT (16.61%)
Cannon Inc - ADR                                                           6,500            301,844                  5.47%
Fujitsu, Limited - ADR                                                     1,600            226,516                  4.11%
NEC Corporation - ADR                                                      2,850            387,778                  7.03%
                                                                                           ---------                 -----
                                                                                            916,138                 16.61%


CONSUMER ELECTRONICS (6.32%)
Matsushita Electric Industrial Co., Limited                                2,000             52,926                  0.96%
Softbank Corporation                                                       1,200            295,350                  5.36%
                                                                                           ---------                 -----
                                                                                            348,276                  6.32%


COSMETICS (0.34%)
Fancl Corporation                                                            130             18,921                  0.34%


DISTRIBUTION/WHOLESALE (0.34%)
Itochu Corporation                                                         4,000             18,617                  0.34%


ELECTRONIC EQUIPMENT (6.03%)
Fanuc, Limited                                                               500             52,371                  0.95%
Hitachi, Limited                                                           3,000             35,808                  0.65%
Kyocera Corporation                                                          300             50,160                  0.91%
Murata Manufacturing                                                       1,000            194,310                  3.52%
                                                                                           ---------                 -----
                                                                                            332,649                  6.03%


FINANCIAL SERVICES (0.93%)
Orix Corporation                                                             360             51,364                  0.93%


CAPSTONE JAPAN FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
==========================================================================================================================

                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
                                                                          SHARES         (NOTE 1-A)                 ASSETS
                                                                         -------        ------------              --------

FOOD & BEVERAGE (9.44%)
Ajinomoto, Incorporated - ADR                                              1,200         $  137,131                  2.49%
Coca-Cola West Japan                                                       7,072            196,308                  3.56%
Kirin Brewery Company Limited - ADR                                          900            118,800                  2.15%
Mikuni Coca-Cola Bottling                                                  1,000             13,602                  0.25%
Q.P. Corporation                                                           8,000             54,777                  0.99%
                                                                                           ---------                 -----
                                                                                            520,618                  9.44%


INDICES (5.54%)
Salomon Nikkei 225 Index                                                  10,000             98,125                  1.78%
World Equity Benchmark Series - Japan Index Series                        13,600            207,400                  3.76%
                                                                                           ---------                 -----
                                                                                            305,525                  5.54%


MACHINERY (4.41%)
Kurita Water Industries                                                    5,000            108,952                  1.97%
Minebea Co., Limited - ADR                                                 5,500            134,356                  2.44%
                                                                                           ---------                 -----
                                                                                            243,308                  4.41%


MISCELLANEOUS FINANCING (3.31%)
Nomura Securities Co., Limited                                             3,000             75,503                  1.37%
Tokio Marine & Fire Insurance Co.                                          8,000             78,020                  1.41%
Tokio Marine & Fire Insurance Co. - ADR                                      600             28,950                  0.53%
                                                                                           ---------                 -----
                                                                                            182,473                  3.31%


PHARMACEUTICALS (12.86%)
Banyu Pharmaceuticals Co., Limited - ADR                                     300            132,135                  2.40%
Eisai Co., Limited - ADR                                                   7,400            215,691                  3.91%
Kyorin Pharmaceutical Co., Limited                                         2,000             98,080                  1.78%
Takeda Chemical Industry                                                   4,000            263,151                  4.77%
                                                                                           ---------                 -----
                                                                                            709,057                 12.86%


PRODUCER MANUFACTURING (3.52%)
Nippon Steel Corporation                                                  63,000            141,652                  2.57%
Sumitomo Rubber Industries                                                10,000             52,279                  0.95%
                                                                                           ---------                 -----
                                                                                            193,931                  3.52%


RETAIL (9.19%)
Fast Retailing                                                               200             88,087                  1.60%
Seven-Eleven Japan Co., Limited - ADR                                      3,400            418,426                  7.59%
                                                                                           ---------                 -----
                                                                                            506,513                  9.19%

                                                                                                       CAPSTONE JAPAN FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 2000 (UNAUDITED)
==========================================================================================================================

                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
                                                                          SHARES         (NOTE 1-A)                 ASSETS
                                                                         -------        ------------              --------

TELECOMMUNICATIONS (3.00%)
Nippon Telegraph & Telephone Corporation - ADR                             2,600         $  165,587                  3.00%


TRANSPORT EQUIPMENT (4.53%)
Yamato Transport Company, Limited                                         10,000            249,827                  4.53%


UTILITIES (0.86%)
Tokyo Electric Power                                                       2,000             47,189                  0.86%


TOTAL COMMON STOCK (Cost $3,500,480)                                                      5,184,125                 94.01%


CLOSED-END MUTUAL FUND (2.70%)
Japan O.T.C. Equity Fund (Cost $152,819)                                  15,000            149,062                  2.70%


                                                                       PAR VALUE
                                                                      ----------

REPURCHASE AGREEMENT (4.49%)
Fifth Third Bank, 5.48%, dated 4/28/00, due 5/1/00--                    $247,543            247,543                  4.49%
                                                                                          ---------                 -----
  (at amortized cost), collateralized by FHLMC Gold,
   7.00%, due 03/01/15 with a value of $253,987.


         TOTAL INVESTMENTS (Cost $3,900,842)                                              5,580,730                101.20%
         LIABILITIES IN EXCESS OF OTHER ASSETS                                             (66,166)                 (1.20%)
                                                                                         ----------               --------
         NET ASSETS                                                                      $5,514,564                100.00%
                                                                                         ==========               ========



# Call options have been written by the Fund against these positions. (Note 5)

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                                                                       CAPSTONE JAPAN FUND

STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 2000 (UNAUDITED)
==========================================================================================================================
ASSETS:

         Investments in securities at market value (identified cost $3,900,842) (Note 1A)                      $ 5,580,730
         Foreign currency, at value (identified cost $3,450) (Note 1B)                                               3,330
         Receivable for capital shares sold                                                                         50,548
         Interest and dividends receivable                                                                           5,163
                                                                                                             -------------

              Total Assets                                                                                       5,639,771
                                                                                                             -------------


LIABILITIES:

         Cash overdraft                                                                                             50,545
         Accrued expenses                                                                                           59,286
         Covered call options written, at value (premiums received $5,080)                                          15,376
                                                                                                             -------------

              Total Liabilities                                                                                    125,207
                                                                                                             -------------


NET ASSETS                                                                                                     $ 5,514,564
                                                                                                             =============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
         ($5,514,564 / 761,914 shares of beneficial interest outstanding)                                      $      7.24
                                                                                                             =============


SOURCE OF NET ASSETS:

         Paid in capital                                                                                       $ 7,297,349
         Net investment loss                                                                                       (98,113)
         Accumulated net realized loss on investments                                                           (3,354,033)
         Net unrealized appreciation on securities and foreign currencies                                        1,669,361
                                                                                                             -------------
                                                                                                               $ 5,514,564
                                                                                                             =============
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


                                                                                                       CAPSTONE JAPAN FUND

STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)
==========================================================================================================================

INVESTMENT INCOME:

         Dividend income (net of foreign taxes withheld of $1,045)                                                $ 12,361
         Interest income                                                                                             2,738
                                                                                                                 ---------
              Total Investment Income                                                                               15,099
                                                                                                                 ---------


         Expenses: (Note 2)
              Advisory fees                                                                  $    20,036
              Distribution fees                                                                    6,679
              Administrative services                                                              5,343
              Transfer agent fees                                                                 14,016
              Reports and notices to stockholders                                                  2,596
              Audit fees                                                                           7,297
              Legal fees                                                                           7,293
              Directors' fees and expenses                                                         2,715
              Custodian fees                                                                       1,503
              Fund accounting fees                                                                28,834
              Registration and filing fees                                                        12,460
              Miscellaneous                                                                        4,440
                                                                                              ----------

               Total Expenses                                                                                      113,212
                                                                                                                 ---------

                     Net Investment Loss                                                                           (98,113)
                                                                                                                 ---------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized gain from security transactions                                                              213,218
         Net realized gain on option contracts written                                                               9,190
         Net realized loss on conversion of foreign currencies to U.S. Dollars                                      (3,067)
         Unrealized appreciation of investments, foreign currencies and forward currency contracts:
              Beginning of period                                                              1,506,265
              End of period                                                                    1,669,361
                                                                                              ----------

              Net change in unrealized appreciation of investments, foreign currencies
                 and forward currency contracts                                                                    163,096
                                                                                                                 ---------
              Net realized and unrealized gain on investments                                                      382,437
                                                                                                                 ---------
                  Net increase in net assets resulting from operations                                           $ 284,324
                                                                                                                 =========



                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



                                                                                                         CAPSTONE JAPAN FUND

STATEMENT OF CHANGES IN NET ASSETS
============================================================================================================================

                                                                                 SIX MONTHS ENDED              YEAR ENDED
                                                                                  APRIL 30, 2000            OCTOBER 31, 1999
                                                                                    (UNAUDITED)

OPERATIONS:
     Net investment loss                                                            $   (98,113)                $ (146,688)
     Net realized gain on investments                                                   219,341                     31,045
     Net change in unrealized appreciation of investments, forward
         currency contracts and foreign currencies                                      163,096                  1,724,174
                                                                                    -----------                -----------
     Net increase in net assets resulting from operations                               284,324                  1,608,531


CAPITAL SHARE TRANSACTIONS:
     Increase (decrease) in net assets resulting
         from capital share transactions (Note 3)                                       (74,447)                 1,092,263
                                                                                    -----------                -----------
           Total increase in net assets                                                 209,877                  2,700,794


NET ASSETS
     Beginning of period                                                              5,304,687                  2,603,893
                                                                                    -----------                -----------
     End of period                                                                   $5,514,564                 $5,304,687
                                                                                    ===========                ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

================================================================================
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 2000 (UNAUDITED)
================================================================================
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone Japan Fund, formerly Capstone Nikko Japan Fund, (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and income using a research oriented approach. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on Japanese securities exchanges are valued at the last sales price or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. All other equity securities not so traded are valued at the last current bid quotation. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

                                                             CAPSTONE JAPAN FUND

D) OPTION ACCOUNTING PRINCIPLES - When the Fund sells an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is marked-to-market to reflect the current market value of the options written. The current market value of a traded option is the last sale price and options not traded that day are valued at the prevailing quoted bid price. When an option expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss.

E) FORWARD CURRENCY CONTRACTS - Forward currency transaction are undertaken to hedge against possible variations in the foreign exchange rates between the United States Dollar and the Japanese Yen. A forward currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked-to-market daily and the change in the market value is recorded by the Fund as an unrealized gain or loss. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

F) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes on net income or capital gains, since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to investment companies and to distribute all of its taxable income and realized capital gains, in excess of any capital loss carryovers, to relieve it from all, or substantially all, such taxes. At October 31, 1999, the Fund had capital loss carryovers of $3,573,374 of which $1,399,016 expires in 2000, $1,494,646 expires in 2001, $434,729 expires in 2005 and $244,983 expires in 2006. Under the United States-Japan tax treaty, Japan imposes a withholding tax of 15% on the dividends received by the Fund. There is currently no Japanese tax on capital gains.

G) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and net operating losses.

H) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .20% of the Fund's average daily net assets.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends

                                                             CAPSTONE JAPAN FUND

paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 2000, the Fund paid $6,679 in 12b-1 fees. Of this amount approximately 8.0% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the six months ended April 30, 2000, directors of the Fund who are not "interested persons" received directors' fees of $2,715.



NOTE 3 - CAPITAL STOCK

     At April 30, 2000 there were 761,914 shares outstanding. Transactions in capital stock were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 2000                 OCTOBER 31, 1999
                                                                    ----------------                -----------------
                                                                 SHARES           AMOUNT         SHARES          AMOUNT
                                                                 ------           ------         -----           -----
Shares sold                                                     376,426      $ 2,717,026        694,202     $ 3,880,475
Shares issued to shareholders in reinvestment
 of distributions                                                    --               --             --              --
                                                               --------      -----------       --------   -------------
                                                                376,426        2,717,026        694,202       3,880,475
Shares redeemed                                                (385,759)      (2,791,473)      (495,243)     (2,788,212)
                                                               --------      -----------       --------   -------------
Net increase (decrease)                                          (9,333)     $   (74,447)       198,959     $ 1,092,263
                                                               ========      ===========       ========   =============

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government obligations aggregated $586,467 and $712,268 respectively. At April 30, 2000, the cost of investments for Federal income tax purposes was $3,900,842. Accumulated net unrealized appreciation on investments was $1,669,361 consisting of $1,842,166 gross unrealized appreciation and $172,805 gross unrealized depreciation.


NOTE 5 - OPTIONS WRITTEN BY THE FUND

     A call option gives the holder the right to buy the underlying stock from the writer (the Fund) at a specified price within a fixed period of time. Therefore, the securities held by the Fund against which options are written may not be traded and are held in escrow by the custodian.

The following table sets forth the outstanding call options written by the Fund as of April 30, 2000.


                 CALL OPTIONS ON                       PREMIUM        MARKET          UNREALIZED
                 ---------------                      RECEIVED         VALUE         APPRECIATION
                                                      --------        ------        -------------
200 shs Sony Corp-ADR@ 130 exp Jan 2001                 $5,080        $15,376          $10,296
                                                       =======        =======          =======

                                                             CAPSTONE JAPAN FUND

         The aggregate market value at April 30, 2000 of securities subject to call options is $45,125 or approximately 1% of net assets. Written option activity for the six months ended April 30, 2000 was as follows:

                                                      NUMBER OF       AMOUNT OF
                                                       OPTIONS         PREMIUM
                                                      ---------       ---------
Options outstanding at October 31, 1999                  11            $14,270
Options written                                          --                 --
Options expired                                          (9)            (9,190)
                                                        ---            -------
Options outstanding at April 30, 2000                     2            $ 5,080
                                                        ===            =======

                                                             CAPSTONE JAPAN FUND

FINANCIAL HIGHLIGHTS
================================================================================
The following table sets forth the per share operating performance data for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                             SIX
                                                           MONTHS
                                                            ENDED                    YEARS ENDED OCTOBER 31,
                                                           APRIL 30,     ---------------------------------------------------
                                                            2000         1999       1998        1997        1996       1995
                                                            ----
                                                         (UNAUDITED)
PER SHARE DATA
Net asset value at beginning of period                     $ 6.88      $ 4.55     $ 5.21      $ 6.76      $ 6.76     $ 8.03
                                                           ------      ------     ------      ------      ------     ------

Income from investment operations:
     Net investment loss                                    (0.13)      (0.21)     (0.07)      (0.28)      (0.19)     (0.21)
     Net realized and unrealized gain (loss)                 0.49        2.54      (0.59)      (1.27)       0.25      (1.06)
                                                           ------      ------     ------      ------      ------     ------

     Total from investment operations                        0.36        2.33      (0.66)      (1.55)       0.06      (1.27)
                                                           ------      ------     ------      ------      ------     ------

Less distributions from:
     Net investment income                                     --          --         --          --       (0.06)        --
                                                           ------      ------     ------      ------      ------     ------

Net asset value at end of period                           $ 7.24      $ 6.88     $ 4.55      $ 5.21      $ 6.76     $ 6.76
                                                           ======      ======     ======      ======      ======     ======

TOTAL RETURN (%)(1)                                          5.23%      51.21%   (12.67)%    (22.93)%       0.75%   (15.82)%
                                                           ======      ======     ======      ======      ======     ======


RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)                 $5,515      $5,305     $2,604      $1,902      $2,975     $2,908

Ratio of total expenses to average net assets                4.24%(2)    4.61%      2.50%       4.55%       3.30%      3.61%

Ratio of net investment loss to average net assets          (3.67)%(2)  (3.94)%    (1.87)%     (3.87)%     (2.59)%    (2.93)%

Ratio of total expenses to average net assets,
     before reimbursements and waivers of expenses            N/A         N/A       6.32%       5.46%       3.90%      4.21%

Ratio of net investment loss to average net assets,
     before reimbursements and waivers of expenses...         N/A         N/A      (5.67)%     (4.78)%     (3.19)%    (3.53)%

Portfolio turnover rate                                        11%         17%        35%         73%         47%        27%



(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Annualized.

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

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

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

                               CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631


                        SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 2000

----------------------------------------------------------------------------------------------------------
         TRUSTEES                                 OFFICERS

         Edward L. Jaroski                        Edward L. Jaroski
                                                           President-Capstone International Series Trust
         James F. Leary
                                                  Robert W. Scharar
         John R. Parker                                    President-Capstone Japan Fund

         Bernard J. Vaughan                       Linda G. Giuffre
                                                           Secretary/Treasurer


----------------------------------------------------------------------------------------------------------


         INVESTMENT ADVISER                           TRANSFER AGENT

         FCA Corp.                                    PFPC, Inc.
         5847 San Felipe                              3200 Horizon Drive
         Suite 850                                    P.O. Box 61503
         Houston, TX 77057                            King of Prussia, PA 19406-0903
                                                      1-800-845-2340


         ADMINISTRATOR                                CUSTODIAN

         Capstone Asset Management Company            Fifth Third Bank
         5847 San Felipe, Suite 4100                  Fifth Third Center
         Houston, TX 77057                            38 Fountain Square
         1-800-262-6631                               Cincinnati, OH 45263


         DISTRIBUTOR                                  AUDITORS

         Capstone Asset Planning Company              Briggs, Bunting & Dougherty, LLP
         5847 San Felipe, Suite 4100                  Two Logan Square, Suite 2121
         Houston, TX 77057                            Philadelphia, PA 19103-4901
         1-800-262-6631

                                SEMIANNUAL REPORT
                                 APRIL 30, 2000

                                    CAPSTONE
                                   JAPAN FUND

                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

                             [Capstone Pyramid logo]

                                  A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

                             [Capstone Pyramid logo]

                               The Capstone Group
                                 of Mutual Funds


EQUITY
     o Capstone Growth Fund, Inc.

FIXED INCOME
     o Capstone Government Income Fund

INTERNATIONAL/GLOBAL
     o Capstone Japan Fund
     o Capstone New Zealand Fund


     For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses. Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                   current prospectus for Capstone Japan Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                               CAPSTONE JAPAN FUND
                           5847 SAN FELIPE, SUITE 4100
                                HOUSTON, TX 77057